LIFE SERIES FUND
                                    BLUE CHIP
                                 CASH MANAGEMENT
                                    DISCOVERY
                                   GOVERNMENT
                                     GROWTH
                                   HIGH YIELD
                            INTERNATIONAL SECURITIES
                                INVESTMENT GRADE
                              TARGET MATURITY 2007
                              TARGET MATURITY 2010
                                UTILITIES INCOME

                      SUPPLEMENT DATED JANUARY 28, 2000 TO
                         PROSPECTUS DATED APRIL 30, 1999


1.   The Fund Management section beginning on page 49 is amended as follows:

      All references to Dennis T. Fitzpatrick as Portfolio Manager of the Blue Chip Fund are changed to Co-Portfolio Manager. Add Andrew Wedeck as Co-Portfolio Manager of the Blue Chip Fund. From April
      1999 to November 1999, Mr. Wedeck was a Research Analyst at Cramer Rosenthal McGlynn. From April 1998 to March 1999, Mr. Wedeck was a personal money management consultant for family members. From 1995 to March 1998, Mr. Wedeck was an Equity Analyst at Stechler & Company.


2. The Prospectus is amended by deleting the last paragraph on page 49 and the first paragraph on page 50 of the "Fund Management" section and replacing them with the following:

      As of January 1, 2000, Nancy W. Jones serves as Portfolio Manager of the High Yield Fund. Ms. Jones also serves as Portfolio Manager of certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.

      As of January 1, 2000, George V. Ganter serves as Co-Portfolio Manager of the Investment Grade Fund. Mr. Ganter also serves as Co-Portfolio Manager of another First Investors Fund. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.



3. The Prospectus is amended by adding the following sentences after the third sentence in the "Primary Investment Strategies" section of the Investment Grade Fund appearing on page 32:

      While the Fund primarily invests in investment grade bonds, it may also invest to a limited extent in high yield, below investment grade bonds (commonly called "high yield bonds" or "junk bonds"). The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to bonds that are dollar-denominated and traded in the U.S. (commonly called "Yankee bonds"). The Fund selects bonds primarily on the basis of its own research and investment analysis. The Fund also takes economic and interest rate outlooks into consideration when selecting investments.


The Prospectus is amended by adding the following sentences after the fourth sentence in the "Primary Risks" section of the Investment Grade Fund appearing on page 32:

      High yield bonds are subject to greater credit risk but slightly less interest rate risk than investment grade bonds. High yield bonds are also subject to greater market fluctuation.

The Prospectus is amended by deleting the first paragraph of the "Principal Investment Strategies" section of the Investment Grade Fund appearing on page 34 and replacing it with the following:


      The Fund invests at least 65% of its total assets in corporate bonds of companies that are rated investment grade by Moody's or S&P ("investment grade bonds"). These are bonds that are rated among the four highest ratings categories by Moody's or S&P. Investment grade bonds generally offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may invest up to 10% of its total assets in high yield, below investment grade bonds. The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to bonds that are dollar-denominated and traded in the U.S. (commonly called "Yankee bonds"). The Fund's investments in Yankee bonds are limited to 10% of its total assets.


The Prospectus is amended by deleting the paragraph entitled "Credit Risk" in the "Principal Risks" section of the Investment Grade Fund appearing on pages 34-35 and replacing it with the following:

      CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but BBB-rated bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payment of principal and interest.


The Prospectus is amended by adding the following paragraphs to the "Principal Risks" section of the Investment Grade Fund appearing on pages 34-35:

      LIQUIDITY RISK: High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at reasonable prices, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

      FOREIGN ISSUERS RISK: Foreign investments involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.


LIFE0200

                      FIRST INVESTORS LIFE SERIES FUND

                    SUPPLEMENT DATED JANUARY 28, 2000 TO
          STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1999


1. The SAI is amended by deleting the fourth sentence of the first paragraph in the Investment Strategies and Risks section for Investment Grade Fund appearing on page 10 and replacing it with the following:

      The Fund may invest up to 10% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets.


2. The SAI is amended by deleting the third sentence of the second paragraph in the Investment Strategies and Risks section for Investment Grade Fund appearing on page 10 and replacing it with the following:


      Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 10% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (commonly referred to as "high yield bonds" or "junk bonds") (including securities that have been downgraded), or if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P.


LSSAI001